STARBOARD INVESTMENT TRUST

Cavalier Dividend Income Fund

Supplement to the Prospectus, Summary Prospectus, and
Statement of Additional Information

January 5, 2017
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated September 28, 2016 for the Cavalier Dividend Income Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify all shareholders and prospective shareholders that, at a recent shareholder meeting held on December 29, 2016, the shareholders of the Fund approved a change in status of the Fund from "Diversified" to "Non-Diversified" as defined by the Investment Company Act of 1940 (the "40 Act"). Accordingly, the Fund's investment advisor (the "Advisor") no longer intends to restrict its management of the Fund's portfolio in order to qualify as a "Diversified" Fund under the 40 Act.

However, the Fund still elects to qualify as a Registered Investment Company under Subchapter M of the Internal Revenue Code in order to maintain its "pass through" tax status, and the Advisor will restrict its management of the Fund's portfolio accordingly.

Prospectus and Summary Prospectus:
The section titled "Principal Risks of Investing in the Fund(s)," on pages 23 and 85 of the Prospectus and page 3 of the Summary Prospectus is revised by adding the following paragraph:
Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.  A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.  The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund's total assets.
The sub-section titled "Cavalier Dividend Income Fund," under the section titled "Principal Investment Strategies for the Funds" on page 79 of the Prospectus is revised by adding the following bullet point to the list captioned "... the following principal risks:"
●	Non-diversified Fund Risk
Investors Should Retain This Supplement for Future Reference